FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT FACILITY AGREEMENT
     This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT FACILITY AGREEMENT (“Amendment”) is made effective as of the 17th day of August, 2006 (the “Amendment Effective Date”), by and between LENNOX INTERNATIONAL INC., a Delaware corporation (“Borrower”), Lennox Industries Inc., Armstrong Air Conditioning Inc., Excel Comfort Systems Inc., Service Experts Inc. and Lennox Global Ltd. (collectively, the “Guarantors”), BANK OF AMERICA, N.A. (“Bank of America”), as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and JPMORGAN CHASE BANK, N.A., as syndication agent and the Lenders which are parties hereto.
W I T N E S S E T H:
     WHEREAS, Borrower on July 8, 2005 entered into that certain Second Amended and Restated Revolving Credit Facility Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) with Administrative Agent and the Lenders governing the loans described therein (collectively, the “Loan”);
     WHEREAS, the Second Amended and Restated Subsidiary Guaranty Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) was executed by each of the Guarantors, dated July 8, 2005, guarantying the Loan;
     WHEREAS, a Second Amended and Restated Pledge Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”) was executed by Borrower as Pledgor on July 8, 2005 to secure the Loan;
     WHEREAS, to evidence the Loan, Borrower executed certain Promissory Notes (collectively, the “Notes”) in the aggregate amount of the Total Commitment dated of even date with the Credit Agreement and made payable to the order of each of the Lenders;
     WHEREAS, the Credit Agreement, the Guaranty, the Pledge Agreement, the Notes and all other documents representing, evidencing or securing the Loan are collectively referred to as the “Loan Documents”; and
     WHEREAS, Borrower desires to amend the Credit Agreement for the purpose of providing for an additional amount for the repurchase of its issued and outstanding stock in an aggregate amount not to exceed Two Hundred Million Dollars ($200,000,000) and for other matters as set forth herein.
     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein and in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows.

ARTICLE I.
Definitions and References
     1.1 Terms Defined in the Credit Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Credit Agreement shall have the same meanings whenever used in this Amendment.
ARTICLE II.
Amendments to Credit Agreement
     2.1 Section 5.14. Section 5.14 of the Credit Agreement is hereby amended in its entirety to read as follows:
     “Restricted Payments. The Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or incur any liability to declare or make, any Restricted Payment, except: (a) Subsidiaries may declare and pay dividends ratably with respect to the Equity Interests they have issued and (b) the Borrower may declare and pay dividends and repurchase shares of its common stock during any fiscal quarter as long as on the date of determination:
   (i) no Default or Event of Default exists or would result therefrom; and
   (ii) the sum of (A) the amount of the dividends or repurchases proposed to be made in such fiscal quarter, plus (B) the aggregate amount of the dividends and repurchases previously made by Borrower in the same fiscal quarter, and (C) the aggregate amount of all dividends and repurchases made in the prior three fiscal quarters does not exceed an amount equal to the greater of (1) fifty percent (50%) of Consolidated Net Income (calculated for the four fiscal quarters then most recently ended prior to the date of determination) or (2) $40,000,000.
     In addition to the share repurchases permitted by clause (ii) above, Borrower may make additional repurchases of its issued and outstanding common stock (a) in the event of the conversion of Subordinated Notes, in an amount not to exceed fifty percent (50%) of the principal amount of the Subordinated Notes so converted, plus (b) on or after August 17, 2006, in an aggregate amount not to exceed $200,000,000 (exclusive of any share repurchase by the Borrower upon the conversion of Subordinated Notes pursuant to clause (a) above).”
     2.2 Section 5.15. Subpart (c) of Section 5.15 of the Credit Agreement is hereby amended in its entirety to read as follows:

     ”(c) Consolidated Net Worth. The Borrower will not permit Consolidated Net Worth as of any date to be less than the sum of (i) $396,624,000.00; plus (ii) 50% of the sum of (A) its aggregate Consolidated Net Income (but only if a positive number) for the period beginning April 1, 2005 and ending as of the most recently completed fiscal quarter prior to the date of determination minus (B) any non-recurring and non-cash charges not included in determining such Consolidated Net Income under clause (g) of the definition thereof; plus (iii) 100% of the net proceeds from issuance of any Equity Interests by Borrower occurring after the Effective Date (including, or in addition, any increase in equity attributable to the conversion of the Borrower’s Subordinated Notes to common stock); minus (iv) the total aggregate amount expended by the Borrower for the repurchase of shares of its common stock on or after August 17, 2006 under the additional $200,000,000 provided for in Section 5.14.”
ARTICLE III.
Conditions to Effectiveness; Representations; Warranties and Acknowledgements
     3.1 Effective Date. This Amendment shall become effective as of the date first above written when and only when (i) Administrative Agent and Lenders shall have received copies of all documents or other evidence which the Administrative Agent, Lenders or their counsel may reasonably request in connection herewith, including duly executed counterparts of this Amendment signed by the Borrower, Guarantors, Administrative Agent, and the Required Lenders, and (ii) Borrower shall have paid to each Lender who delivers a duly executed counterpart to this Amendment an amendment fee in an amount equal to five basis points (.05%) of such Lender’s Commitment on the Amendment Effective Date.
     3.2 Representations and Warranties; Acknowledgments by Borrower and Guarantors. Except as otherwise specified herein, the terms and provisions of the Credit Agreement and other Loan Documents are ratified and confirmed and shall remain in full force and effect, enforceable in accordance with their terms. Borrower and each Guarantor hereby acknowledge, agree and represent that (i) Borrower and each Guarantor are indebted to Lenders pursuant to the terms of the Notes and Loan Documents as amended hereby; (ii) contemporaneously with the effectiveness of this Amendment, the representations and warranties contained in the Loan Documents are true and correct representations and warranties of Borrower and each Guarantor, as applicable, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date; (iii) no condition exists which presently constitutes or, with the giving of notice or lapse of time, or both, would constitute an Event of Default; and (iv) this Amendment, the Credit Agreement (as amended hereby), and each of the other Loan Documents have been duly authorized by all necessary organizational action of the Borrower and each Guarantor and constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

ARTICLE IV.
Miscellaneous
     4.1 Reference to and Effect on the Loan Documents.
     (a) Upon the effectiveness of this Amendment, on and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.
     (b) Except as expressly amended, modified or supplemented by this Amendment, the Credit Agreement and all of the other Loan Documents, are and shall continue to be in full force and effect, enforceable against the Borrower in accordance with their respective terms, and are hereby ratified and confirmed by the Borrower in all respects. Without limiting the generality of the foregoing, the Pledge Agreement and all of the Collateral described therein do and shall continue to secure the payment of all of the obligations under the Credit Agreement and the other Loan Documents.
     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
     4.2 Amendment as a Loan Document. This Amendment is and shall be a “Loan Document” in all respects and for all purposes.
     4.3 Costs and Expenses. Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, reasonable fees and expenses of legal counsel to Administrative Agent (which fees and expenses, as to legal counsel of Administrative Agent, shall be paid directly to legal counsel of Administrative Agent immediately upon presentation of a bill for legal services rendered).
     4.4 Governing Law. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.
     4.5 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO

REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
     4.6 Time is of the Essence. Time is of the essence in the performance of the covenants contained herein and in the Loan Documents.
     4.7 Binding Agreement. This Amendment shall be binding upon the successors and assigns of the parties hereto; provided, however, the foregoing shall not be deemed or construed to (i) permit, sanction, authorize or condone the assignment of all or any part of any interest in and to Borrower or any Guarantor except as expressly authorized in the Loan Documents, or (ii) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.
     4.8 Headings. The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.
     4.9 Construction. Whenever the context hereof so required, reference to the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative of the general recitation.
     4.10 Counterparts. To facilitate execution, this Amendment may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party or that the signature of all persons required to bind any party appear on each counterpart. All counterparts shall collectively constitute a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages. Signatures hereto transmitted by facsimile or other electronic medium shall be effective as originals.
     4.11 No Reliance. In executing this Amendment, Borrower warrants and represents that Borrower is not relying on any statement or representation other than those in this Amendment and the other Loan Documents and is relying upon its own judgment and advice of its attorneys.
     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT

ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first set forth above.

BORROWER:

LENNOX INTERNATIONAL, INC., a Delaware corporation

By:

Gary A. Larson, Vice President and Treasurer

GUARANTORS:

LENNOX INDUSTRIES INC. ARMSTRONG AIR CONDITIONING INC. EXCEL COMFORT SYSTEMS INC., SERVICE EXPERTS INC. LENNOX GLOBAL LTD.

By:

Gary A. Larson Treasurer
Signature Page — First Amendment to Second Amended and Restated Credit Facility Agreement

ADMINISTRATIVE AGENT

BANK OF AMERICA, N.A., in its capacity as Administrative Agent for the Lenders

By:

David A. Johnson Vice President
Signature Page — First Amendment to Second Amended and Restated Credit Facility Agreement

BANK OF AMERICA, N.A., as a Lender, as an Issuing Bank and as Swingline Lender

By:

Steven A. Mackenzie Senior Vice President
Signature Page — First Amendment to Second Amended and Restated Credit Facility Agreement

JPMORGAN CHASE BANK, N.A.

By:

Name:

Title:

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THE BANK OF NOVA SCOTIA

By:

Name:

Title:

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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:

Name:

Title:

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WELLS FARGO BANK, N.A.

By:

Name:

Title:

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THE ROYAL BANK OF SCOTLAND plc

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Name:

Title:

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WACHOVIA BANK, NA

By:

Name:

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BANK OF TEXAS, N.A.

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Name:

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U.S. BANK NATIONAL ASSOCIATION

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Name:

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COMPASS BANK

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THE NORTHERN TRUST COMPANY

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COMERICA BANK

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Name:

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AMEGY BANK NATIONAL ASSOCIATION

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Name:

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UBS LOAN FINANCE LLC

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Name:

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CALYON NEW YORK BRANCH

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Name:

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FIRST TENNESSEE BANK NATIONAL ASSOCIATION

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REGIONS BANK

By:

Name:

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THE BANK OF NEW YORK

By:

Name:

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